UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2025

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Background

The purpose of this report is to disclose the terms of Amendment No. 3 to that certain Securities Purchase Agreement, dated as of February 11, 2025 (as previously amended, the “Purchase Agreement”), by and among the Company, Ascent Partners Fund LLC (“Ascent”), the other purchasers from time to time party thereto (together with Ascent, the “Purchasers”) and Ascent, as collateral agent for the Purchaser parties.

As previously disclosed, the Company entered into Amendment No. 1 (the “Note Amendment”) to the Notes, which modified the terms of the Notes, specifically amending Section 4(b) to revise the conversion price provisions on any conversion date to be the lower of (i) the Conversion Price on such date and (ii) ninety-five percent (95%) of the lowest daily volume weighted average price (“VWAP”) for the Company’s common stock during the ten consecutive trading days immediately preceding the applicable conversion date (the “Alternate Conversion Price”), provided that in no event shall the conversion price be less than the Floor Price of twenty percent (20%) of the closing sale price of the common stock on the principal trading market on the trading day immediately preceding the Amendment’s effective date.

As previously disclosed, on December 22, 2025, the Company entered into Amendment No. 2 (the “Second Amendment”) to the Purchase Agreement. Pursuant to the Second Amendment, Section 1.1 of the Purchase Agreement was amended and restated to modify the definition of Floor Price to provide for a Floor Price of at or above 11.1 cents ($0.111) per share during the period commencing on the date of the Second Amendment and ending on, but excluding, the effective date of the reverse stock split expected to be presented to the Company’s stockholders in January 2026 for their approval, if and when such reverse stock split becomes effective (the “Modification Period”). The “Floor Price” as amended and restated effective during the Modification Period, solely with respect to an aggregate number of shares of Common Stock issued and sold as Purchased Securities not to exceed 13,650,000 shares, to be sold at or above 11.1 cents ($0.111) per share and below 14 cents ($0.14). The Second Amendment further provided that upon the earliest to occur of (x) the issuance of such aggregate number of 13,650,000 shares as Purchased Securities during the Modification Period or (y) the end of the Modification Period, the Floor Price shall thereafter mean 14 cents ($0.14), the price per share of Common Stock equal to the product obtained by multiplying (x) twenty percent (20%) by (y) the Official Closing Price on July 25, 2025, in each case as further adjusted to reflect any reduction (but excluding any increase) in the price per share of Common Stock caused by any reorganization, recapitalization, non-cash dividend, share split or other similar transaction, all as provided in this Agreement. The modified Floor Price of 11.1 cents ($0.111) per share was to apply only during the Modification Period and only up to the 13,650,000 share cap relating to shares issued and sold below 14 cents ($0.14), and the unmodified definition applies to all other times and shares.

Amendment No. 3 to Securities Purchase Agreement

On December 29, 2025, the Company entered into Amendment No. 3 to the Purchase Agreement (“Third Amendment”). Pursuant to Section 2.1(a)(iii) of the Third Amendment, following the Second Closing, the Purchasers will be obligated, upon a Trading Day designated by the Company and reasonably acceptable to the Collateral Agent and no later than 10 Trading Days after the Company’s notice, to purchase additional Notes in an aggregate principal amount of up to $5,555,556 for an aggregate purchase price of up to $5,000,000, subject to satisfaction of specified conditions, including (A) the outstanding principal balance of the First Tranche and Second Tranche having been reduced to zero through conversion and/or repayment, (B) the absence of any Nasdaq continued-listing deficiency notice with respect to the Company’s Common Stock, (C) the effectiveness of a Registration Statement covering all Conversion Shares issuable upon conversion of the Notes issued in the first, second, and third tranches, and (D) receipt of required Stockholder Approval. If all such conditions are satisfied other than clause (B), the initial purchaser will, at the Company’s discretion, purchase a reduced principal amount of up to $3,333,333.60 for a proportional purchase price of up to $3,000,000. The Third Amendment also modifies Section 2(b) of the Notes to amend the Mandatory Prepayment Amount for a Subsequent Offering that is an Equity Line of Credit to 33.3% of the net proceeds with respect to shares under the current registration statement on Form S-1 (File No. 333-290805), or 50.0% of the net proceeds with respect to shares issued under any registration statement on Form S-1 filed after the date of the Third Amendment, in each case to repay the obligations under the Notes.

In addition, the Third Amendment modified Section 1 of the Notes to provide that the “Floor Price” means $0.35 per share of the Company’s common stock as of the Third Amendment Effective Date, and that the conversion price shall at no time be less than the Floor Price.

The foregoing description of the Third Amendment is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference. Defined terms used in the foregoing summary, but not otherwise defined, have the respective meanings ascribed to them in the Note.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.1	Amendment No. 3, dated December 29, 2025, to the Securities Purchase Agreement dated February 11, 2025, by and between Profusa, Inc. and Ascent Partners Fund LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 30, 2025	Profusa, Inc.

	By:	/s/ Ben Hwang
	Name:	Ben Hwang
	Title:	Chief Executive Officer

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